Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Harris Interactive Inc. (the “Company”) for the quarter ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory T. Novak, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	Signature:	/s/ GREGORY T. NOVAK
Gregory T. Novak
Dated: February 11, 2008		President and Chief Executive Officer